Exhibit 10.4
THIRTEENTH AMENDMENT TO
AMENDED AND RESTATED MASTER LEASE AGREEMENT
(LEASE NO. 2)
THIS THIRTEENTH AMENDMENT TO AMENDED AND RESTATED MASTER LEASE AGREEMENT (LEASE NO. 2) (this “Amendment”) is made and entered into as of May 22, 2019, by and among each of the parties identified on the signature pages hereof as a landlord (collectively, “Landlord”) and each of the parties identified on the signature pages hereof as a tenant (jointly and severally, “Tenant”).
W I T N E S S E T H:
WHEREAS, pursuant to the terms of that certain Amended and Restated Master Lease Agreement (Lease No. 2), dated as of August 4, 2009, as amended by that certain Partial Termination of and First Amendment to Amended and Restated Master Lease Agreement (Lease No. 2), dated as of November 1, 2009, that certain Partial Termination of and Second Amendment to Amended and Restated Master Lease Agreement (Lease No. 2), dated as of August 1, 2010, that certain Third Amendment to Amended and Restated Master Lease Agreement (Lease No. 2), dated as of June 20, 2011, that certain Fourth Amendment to Amended and Restated Master Lease Agreement (Lease No. 2), dated as of July 22, 2011, that certain Fifth Amendment to Amended and Restated Master Lease Agreement (Lease No. 2), dated as of August 31, 2012, that certain Partial Termination of and Sixth Amendment to Amended and Restated Master Lease Agreement (Lease No. 2), dated as of September 19, 2013, that certain Partial Termination of and Seventh Amendment to Amended and Restated Master Lease Agreement (Lease No. 2), dated as of June 1, 2014, that certain Partial Termination of and Eighth Amendment to Amended and Restated Master Lease Agreement (Lease No. 2), dated as of July 20, 2015, that certain Partial Termination of and Ninth Amendment to Amended and Restated Master Lease Agreement (Lease No. 2), dated as of September 30, 2016, that certain Tenth Amendment to Amended and Restated Master Lease Agreement (Lease No. 2), dated as of August 1, 2017, that certain Eleventh Amendment to Amended and Restated Master Lease Agreement (Lease No. 2), dated as of July 31, 2018 and that certain Partial Termination of and Twelfth Amendment to Amended and Restated Master Lease Agreement (Lease No. 2), dated as of May 1, 2019 (as so amended, “Master Lease No. 2”), Landlord leases to Tenant, and Tenant leases from Landlord, the Leased Property (this and other capitalized terms used but not otherwise defined herein having the meanings given such terms in Master Lease No. 2), all as more particularly described in Master Lease No. 2;
WHEREAS, Master Lease No. 2 was further modified by that certain Transaction Agreement, dated as of April 1, 2019, between Five Star Senior Living Inc., on behalf of itself and certain of its subsidiaries, and Senior Housing Properties Trust, on behalf of itself and certain of its subsidiaries (the “Transaction Agreement”); and
WHEREAS, pursuant to the Transaction Agreement, as of April 1, 2019, certain entities comprising Landlord acquired from certain affiliates of Tenant land and improvements (each, an

“Adjacent Property” and collectively, the “Adjacent Properties”) adjacent to certain of the Properties and each such Adjacent Property became a part of the applicable adjacent Property; and
WHEREAS, Landlord and Tenant wish to amend Master Lease No. 2 to reflect the acquisition of the Adjacent Properties;
NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree, effective as of April 1, 2019, as follows:
1.    Exhibit A. Exhibit A to Master Lease No. 2 is amended by deleting Exhibit A-2, Exhibit A-21 and Exhibit A-50 therefrom in their entirety and replacing them with Exhibit A-2, Exhibit A-21, Exhibit A-50 and Exhibit A-52 attached hereto.
2.    Ratification. As amended hereby, Master Lease No. 2 is ratified and confirmed.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as a sealed instrument as of the date first above written.

LANDLORD:
CCC FINANCING I TRUST,
CCC INVESTMENTS I, L.L.C.,
CCC OF KENTUCKY TRUST,
CCC PUEBLO NORTE TRUST,
CCDE SENIOR LIVING LLC,
CCOP SENIOR LIVING LLC,
O.F.C. CORPORATION,
SNH CHS PROPERTIES TRUST,
SNH/LTA PROPERTIES GA LLC,
SNH/LTA PROPERTIES TRUST,
SNH SOMERFORD PROPERTIES TRUST,
SPTIHS PROPERTIES TRUST, and
SPTMNR PROPERTIES TRUST

By: /s/ Jennifer F. Francis
Jennifer F. Francis
President of each of the foregoing entities

CCC FINANCING LIMITED, L.P.

By:    CCC Retirement Trust,
its General Partner

By: /s/ Jennifer F. Francis
Jennifer F. Francis
President

CCC RETIREMENT COMMUNITIES II, L.P.

By:    Crestline Ventures LLC,
its General Partner

By: /s/ Jennifer F. Francis
Jennifer F. Francis
President

[Signature Page to Thirteenth Amendment to Amended and Restated Master Lease Agreement (Lease No. 2)]

LEISURE PARK VENTURE LIMITED PARTNERSHIP

By:    CCC Leisure Park Corporation,
its General Partner

By: /s/ Jennifer F. Francis
Jennifer F. Francis
President

[Signature Page to Thirteenth Amendment to Amended and Restated Master Lease Agreement (Lease No. 2)]

TENANT:
FIVE STAR QUALITY CARE TRUST

By: /s/ Katherine E. Potter
Katherine E. Potter
President

FS TENANT HOLDING COMPANY TRUST

By: /s/ Katherine E. Potter
Katherine E. Potter
President

[Signature Page to Thirteenth Amendment to Amended and Restated Master Lease Agreement (Lease No. 2)]

EXHIBIT A-2

Lakeview Estates
2630 & 2634 Valleydale Road
Birmingham, Alabama

LEGAL DESCRIPTION

Parcel #1 (Arrington Engineering survey dated April 2, 2007, as last revised April ___, 2007):

A PART OF THE SOUTHWEST 1/4 OF THE NORTHWEST 1/4 OF SECTION 15, TOWNSHIP 19 SOUTH, RANGE 2 WEST, AND THE SOUTHEAST 1/4 OF THE NORTHEAST 1/4 OF SECTION 16, TOWNSHIP 19 SOUTH, RANGE 2 WEST, SHELBY COUNTY, ALABAMA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT THE NORTHEAST CORNER OF THE SOUTHEAST 1/4 OF THE NORTHEAST 1/4 OF SECTION 16, TOWNSHIP 19 SOUTH, RANGE 2 WEST, SHELBY COUNTY, ALABAMA; THENCE TURN AN ANGLE OF 45°33'30' (survey 45°33'20") RIGHT FROM THE SECTION LINE SOUTHERLY AND THENCE RUN SOUTHWESTERLY 444.44 FEET; THENCE TURN 96°38'08" LEFT AND RUN SOUTHEASTERLY FOR 328.74 FEET; THENCE TURN 65°51'05" RIGHT AND RUN SOUTHWESTERLY FOR 219.96 FEET; THENCE TURN 42°35'40" LEFT AND RUN SOUTHEASTERLY FOR 155.17 FEET TO A POINT ON THE NORTH RIGHT OF WAY LINE OF VALLEYDALE ROAD; THENCE TURN 90°22'40" LEFT AND RUN NORTHEASTERLY ALONG SAID NORTH RIGHT OF WAY LINE FOR 68.56 FEET TO THE POINT OF BEGINNING; THENCE TURN 61°57'43" LEFT AND RUN NORTHERLY FOR 136.07 FEET; THENCE TURN 22°20'09" RIGHT AND RUN NORTHEASTERLY FOR 116.03 FEET; THENCE TURN 39°37'34" RIGHT AND RUN NORTHEASTERLY FOR 348.13 FEET; THENCE TURN 73°40'47" RIGHT AND RUN SOUTHEASTERLY FOR 136.64 FEET; THENCE TURN 16°00'42" RIGHT AND RUN SOUTHEASTERLY FOR 64.16 FEET TO A POINT ON THE NORTH RIGHT OF WAY LINE OF VALLEYDALE ROAD; THENCE TURN 90°02'39" RIGHT AND RUN SOUTHWESTERLY ALONG SAID ROAD RIGHT OF WAY FOR 145.56 FEET; THENCE TURN 60°30'38" RIGHT AND RUN NORTHWESTERLY FOR 144.93 FEET; THENCE TURN 31°46'37" LEFT AND RUN NORTHWESTERLY FOR 96.34 FEET; THENCE TURN 38°13'20" LEFT AND RUN SOUTHWESTERLY FOR 106.17 FEET; THENCE TURN 52°12'32" LEFT AND RUN SOUTHERLY FOR 172.08 FEET TO A POINT ON THE NORTH RIGHT OF WAY LINE OF VALLEYDALE ROAD; THENCE TURN 61°57'43" RIGHT AND RUN SOUTHWESTERLY ALONG SAID ROAD RIGHT OF WAY FOR 52.51 FEET TO THE POINT OF BEGINNING.

PARCEL #3 DESCRIPTION: (PARCEL I PER TITLE COMMITMENT OF FIVE STAR QUALITY CARE-AL LLC. FILE NO.:OLO111 -88956)

A PART OF THE SOUTHWEST 1/4 OF THE NORTHWEST 1/4. SECTION 15, TOWNSHIP 19 SOUTH, RANGE 2 WEST, SHELBY COUNTY, ALABAMA MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT THE NORTHWEST CORNER OF THE SOUTHWEST QUARTER OF THE NORTHWEST QUARTER OF SECTION 15, TOWNSHIP 19 SOUTH, RANGE 2 WEST, SHELBY COUNTY ALABAMA; THENCE TURN AN ANGLE OF 45 DEGREES 33 MINUTES 2O SECONDS TO THE RIGHT FROM THE SECTION LINE SOUTHERLY AND RUN SOUTHWESTERLY 371.78 FEET TO A POINT; THENCE TURN AN ANGLE OF 103 DEGREES 49 MINUTES TO THE LEFT AND RUN 594.56 FEET TO THE POINT OF BEGINNING OF THE PROPERTY BEING DESCRIBED; THENCE CONTINUE ALONG LAST DESCRIBED COURSE A DISTANCE OF 145.02 FEET TO A POINT ON THE NORTH RIGHT OF WAY LINE OF VALLEYDALE ROAD; THENCE TURN AN ANGLE OF 120 DEGREES 02 MINUTES 40 SECONDS TO THE RIGHT AND RUN SOUTHWESTERLY ALONG SAID RIGHT OF WAY LINE 342.53 FEET TO A POINT; THENCE TURN AN ANGLE OF 117 DEGREES 41 MINUTES 3O SECONDS TO THE RIGHT AND RUN 172.88 FEET TO A POINT; THENCE TURN AN ANGLE OF 52 DEGREES 17 MINUTES 20 SECONDS TO THE RIGHT AND RUN 106.22 FEET TO A POINT; THENCE TURN AND ANGLE OF 38 DEGREES 11 MINUTES 20 SECONDS TO THE RIGHT AND RUN 96.40 FEET TO POINT OF BEGINNING. SITUATED IN SHELBY COUN1Y, ALABAMA.

EXHIBIT A-21

Meadowood Retirement Community
2455 E. Tamarack Trail
2500 N. Dunn Street
2510 N. Dunn Street
2620 N. Dunn Street
787 E. Tamarack Trail
791 E. Tamarack Trail
Bloomington, Indiana

LEGAL DESCRIPTION

Thence North 35 degrees 11 minutes 20 seconds West 108.10 feet to the beginning of a curve concave to the southwest and having a radius of 228.00 feet; Thence on said curve Northwesterly 98.34 feet through a central angle of 24 degrees 42 minutes 47 seconds to the beginning of a reverse curve concave to the Northeast and having a radius of 142.00 feet; Thence on said curve Northwesterly 86.26 feet through a central angle of 34 degrees 48 minutes 14 seconds; Thence North 25 degrees 05 minutes 53 seconds West 35.59 feet to the beginning of a curve concave to the southwest and having a radius of 108.00 feet; Thence on said curve Northwesterly and Southwesterly 147.83 feet through a central angle of 78 degrees 25 minutes 36 seconds; Thence South 76 degrees 28 minutes 32 seconds West 148.16 feet; Thence South 75 degrees 36 minutes 49 seconds West 154.57 feet to the beginning of a curve concave to the southeast and having a radius of 175.00 feet; Thence on said curve Southwesterly 109.52 feet through a central angle of 35 degrees 51 minutes 23 seconds; Thence on a non-tangent line South 33 degrees 25 minutes 14 seconds East 94.42 feet to the north property line of the Trustees of Indiana University (Deed Record 448, page 565, Monroe County Recorder); Thence on said north property line North 90 degrees 00 minutes 00 seconds West 92.06 feet; Thence South 56 degrees 23 minutes 42 seconds West 108.42 feet to said west line of said East one-half of the Northeast quarter and the east line of Lot 3 in said Meadowood Assisted Living Subdivision; Thence leaving said previously called north property line of the Trustees of Indiana University and on the east line of said Lot 3 South 00 degrees 16 minutes 33 seconds West 20.32 feet to the southeast corner of said Lot 3; Thence on the south line of said Lot 3 North 87 degrees 53 minutes 28 seconds West 136.86 feet; Thence leaving said south line of said Lot 3 North 57 degrees 03 minutes 09 seconds West 154.30 feet to the beginning of a curve concave to the south and having a radius of 435.00 feet; Thence on said curve Westerly 385.54 feet through a central angle of 50 degrees 46 minutes 52 seconds; Thence South 72 degrees 09 minutes 59 seconds West 55.95 feet to the beginning of a curve concave to the southeast and having a radius of 485.00 feet; Thence on said curve Southwesterly 32.19 feet through a central angle of 03 degrees 48 minutes 09 seconds; Thence on a non-tangent line South 23 degrees 25 minutes 33 seconds East 11.76 feet; Thence South 67 degrees 35 minutes 14 seconds West 175.51 feet to said south line of said Lot 3; Thence on said south line North 87 degrees 53 minutes 28 seconds West 408.71 feet to the southwest corner of said Lot 3; Thence on the west line of said Lot 3 and the east right-of-way line of North Dunn Street North 00 degrees 16 minutes 33 seconds East 49.99 feet; Thence leaving said west line of said Lot 3 and said east right-of-way line of said North Dunn Street South 87 degrees 52 minutes 48 seconds East 379.25 feet to the beginning of a curve concave to the northwest and having a radius of 200.00 feet; Thence on said curve Northeasterly 89.28 feet through a central angle of 25 degrees 34 minutes 32 seconds; Thence North 66 degrees 32 minutes 41 seconds East 80.23 feet to the beginning of a curve concave to the southeast and having a radius of 515.00 feet; Thence on said curve Northeasterly 50.53 feet through a central angle of 05 degrees 37 minutes 18 seconds; Thence North 72 degrees 09 minutes 59 seconds East 55.95 feet to the beginning of a curve concave to the south and having a radius of 465.00 feet; Thence on said curve Easterly 412.13 feet through a central angle of 50 degrees 46 minutes 52 seconds; Thence South 57 degrees 03 minutes 09 seconds East 81.92 feet to the beginning of a curve concave to the north and having a radius of 185.00 feet; Thence on said curve Easterly 190.07 feet through a central angle of 58 degrees 51 minutes 55 seconds to the Point of Beginning.

EXHIBIT A-50

The Virginia Health & Rehabilitation Center
1451 & 1457 Cleveland Avenue
Waukesha, Wisconsin

LEGAL DESCRIPTION

Lots 10 and 11, Block 2, Elevated Home Addition to Waukesha, a Subdivision of part of the South ½ of Section 35, Town 7 North, Range 19 East, City of Waukesha, County of Waukesha, State of Wisconsin.

WAKC 1004.078 (Lot 10)
WAKC 1004.079 (Lot 11)

EXHIBIT A-52

Palms at St Lucie West
501 N.W. Cashmere Boulevard
Port St. Lucie, Florida

LEGAL DESCRIPTION

Assisted Living:
Lot 1, of ST. LUCIE WEST PLAT NO. 137, according to the Plat thereof, recorded in Plat Book 39, pages 26 and 26A, of the Public Records of St. Lucie County, Florida

and

Villas and Independent Living:
All of Lot 2, ST. LUCIE WEST PLAT NO. 149, according to the Plat thereof, as recorded in Plat Book 40, at Pages 17 and 17A, of the Public Records of St. Lucie County Florida.

and

Vacant Land:
Lot 1, ST. LUCIE WEST PLAT NO. 149, a Subdivision according to the plat thereof recorded at Plat Book 40, Pages 17, 17A in the public records of St. Lucie County, Florida.